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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest reported): NOVEMBER 30, 2001


                                  REVLON, INC.
             (Exact name of registrant as specified in its chapter)

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

                 DELAWARE                                 1-11178                             13-3662955
       (State or other jurisdiction                     (Commission                          (IRS Employer
             of incorporation                          File Number)                       Identification No.)


              625 MADISON AVENUE, NEW YORK, NEW YORK                                      10022
             (Address of principal executive offices)                                  (Zip Code)


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        Registrant's telephone number, including area code: 212-527-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

On November 26, 2001, Revlon, Inc.'s wholly owned subsidiary, Revlon Consumer Products Corporation ("Products Corporation") issued $363 million in principal amount of its 12% Senior Secured Notes due 2005 (the "Senior Secured Notes") in a private placement. The Senior Secured Notes were issued at a price of 96.569% of their principal amount and the proceeds were put into an escrow account held by Wilmington Trust Company to be released upon satisfaction of certain conditions, principally the closing of Products Corporation's new credit facility. The Senior Secured Notes were issued pursuant to an Indenture, dated as of November 26, 2001 (the "Indenture"), among Products Corporation, the guarantors party thereto, including Revlon, Inc. as parent guarantor, and Wilmington Trust Company, as trustee. The Senior Secured Notes mature on December 1, 2005 and bear interest at the rate of 12% per annum, with interest payable on June 1 and December 1 of each year, beginning June 1, 2002.

On November 30, 2001, Products Corporation completed the refinancing of its existing credit facility by entering into a new credit agreement, dated as of November 30, 2001 among Products Corporation, the subsidiaries of Products Corporation parties thereto, the lenders parties thereto, the Co-Agents parties thereto, Citibank, N.A., as documentation agent, Lehman Commercial Paper Inc., as syndication agent, J.P. Morgan Securities Inc., as sole arranger and bookrunner, and JPMorgan Chase Bank, as administrative agent (the "New Credit Agreement"). The New Credit Agreement provides up to $250.0 million and consists of a $117.9 term loan facility and a $132.1 million multi-currency revolving credit facility (the issuance of the Senior Secured Notes and the New Credit Agreement are referred to herein as the "Refinancing Transactions").

Upon closing of the New Credit Agreement, the conditions to release of the escrow were satisfied and the net proceeds from the offering of the Senior Secured Notes were released to Products Corporation.

The New Credit Agreement is secured on a first-priority basis by, with certain limited exceptions, Products Corporation's capital stock, substantially all of Products Corporation's non-real property assets in the United States, Products Corporation's facility in Oxford, North Carolina, the capital stock of Products Corporation's domestic subsidiaries and 66% of the capital stock of Products Corporation's first-tier foreign subsidiaries.

Products Corporation's obligations under the New Credit Agreement are guaranteed by Revlon, Inc. and, subject to certain limited exceptions, Products Corporation's domestic subsidiaries.

Products Corporation's obligations under the Senior Secured Notes are secured on a second-priority basis by, with certain limited exceptions, Products Corporation's capital stock, substantially all of Products Corporation's non-real property assets in the United States, Products Corporation's facility in Oxford, North Carolina, the capital stock of Products Corporation's domestic subsidiaries and 66% of the capital stock of Products Corporation's first-tier foreign subsidiaries.



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Products Corporation's obligations under the Senior Secured Notes are guaranteed by Revlon, Inc. and, subject to certain limited exceptions, Products Corporation's domestic subsidiaries.

The net proceeds from the Senior Secured Notes and borrowings under the New Credit Agreement were used by Products Corporation to repay outstanding indebtedness under Products Corporation's old credit agreement and fees and expenses of the Refinancing Transactions and the balance is available for general corporate purposes.

The Senior Secured Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act.

This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Senior Secured Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The registrant incorporates by reference in this current report on Form 8-K, the following exhibits:

Exhibit 4.1 Second Amended and Restated Credit Agreement, dated as of November 30, 2001, among Products Corporation, the subsidiaries of Products Corporation parties thereto, the lenders parties thereto, the Co-Agents parties thereto, Citibank, N.A., as documentation agent, Lehman Commercial Paper Inc., as syndication agent, J.P. Morgan Securities Inc., as sole arranger and bookrunner, and JPMorgan Chase Bank, as administrative agent.(Incorporated by reference to Exhibit 4.1 to Products Corporation's November 30, 2001 Form 8-K).

Exhibit 4.2 Indenture, dated as of November 26, 2001, among Products Corporation, the guarantors party thereto, including Revlon, Inc. as parent guarantor, and Wilmington Trust Company, as trustee. (Incorporated by reference to Exhibit 4.2 to Products Corporation's November 30, 2001 Form 8-K).

Exhibit 99.1 Press Release dated November 30, 2001 announcing Products Corporation's closing of the Refinancing Transactions. (Incorporated by reference to Exhibit 99.1 to Products Corporation's November 30, 2001 Form 8-K).

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

The following exhibits are incorporated by reference in this report:

EXHIBIT NO.                Description

         4.1 Second Amended and Restated Credit Agreement, dated as of November 30, 2001, among Products Corporation, the subsidiaries of Products Corporation parties thereto, the lenders parties thereto, the Co-Agents parties thereto, Citibank, N.A., as documentation agent, Lehman


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                           Commercial Paper Inc., as syndication agent,
                           J.P. Morgan Securities Inc., as sole arranger and bookrunner, and JPMorgan Chase Bank, as administrative agent. (Incorporated by reference to Exhibit 4.1 to Products Corporation's November 30, 2001 Form 8-K).

         4.2 Indenture, dated as of November 26, 2001, among Products Corporation, the guarantors party thereto, including Revlon, Inc. as parent guarantor, and Wilmington Trust Company, as trustee. (Incorporated by reference to Exhibit 4.2 to Products Corporation's November 30, 2001 Form 8-K).

         99.1 Press Release dated November 30, 2001 of Products Corporation. (Incorporated by reference to Exhibit
                           99.1 to Products Corporation's November 30, 2001 Form 8-K).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REVLON, INC.

                                               By: /s/  Laurence Winoker
Dated: November 30, 2001                       ______________________________
                                               Name:  Laurence Winoker
                                               Title: Senior Vice President,
                                                      Treasurer and Controller




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                                  REVLON, INC.
                           CURRENT REPORT ON FORM 8-K
                         REPORT DATED NOVEMBER 30, 2001

                                  EXHIBIT INDEX

EXHIBIT NO.                Description

         4.1 Second Amended and Restated Credit Agreement, dated as of November 30, 2001, among Products Corporation, the subsidiaries of Products Corporation parties thereto, the lenders parties thereto, the Co-Agents parties thereto, Citibank, N.A., as documentation agent, Lehman Commercial Paper Inc., as syndication agent, J.P. Morgan Securities Inc., as sole arranger and bookrunner, and JPMorgan Chase Bank, as administrative agent. (Incorporated by reference to Exhibit 4.1 to Products Corporation's
                           November 30, 2001 Form 8-K).

         4.2 Indenture, dated as of November 26, 2001, among Products Corporation, the guarantors party thereto, including Revlon, Inc. as parent guarantor, and Wilmington Trust Company, as trustee. (Incorporated by reference to Exhibit 4.2 to Products Corporation's November 30, 2001 Form 8-K).

         99.1 Press Release dated November 30, 2001 of Products Corporation. (Incorporated by reference to
                           Exhibit 99.1 to Products Corporation's
                           November 30, 2001 Form 8-K).